SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2001

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                              Retail HOLDRS(SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-54662
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Item 5.       Other Items

               Lowe's Companies, Inc. announced a 2-for-1 stock split on its common stock payable to shareholders of record as of June 8, 2001. Lowe's Companies began trading on a split-adjusted basis on July 2, 2001. As of July 6, 2001, the share amount of Lowe's Companies represented by a round-lot of 100 Retail HOLDRS is 14.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)   Exhibits

                    99.1 Retail HOLDRS Trust Prospectus Supplement dated September 30, 2001 to Prospectus dated May 1, 2001.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MERRILL LYNCH, PIERCE, FENNER &
                                                 SMITH INCORPORATED


Date:  November 26, 2001                       By:      /s/ STEPHEN G. BODURTHA
                                                        -----------------------
                                               Name:    Stephen G. Bodurtha
                                               Title:   Attorney-in-Fact
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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Retail HOLDRS(SM) Trust Prospectus Supplement dated September 30, 2001 to Prospectus dated May 1, 2001.
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